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                                                                    EXHIBIT 23.1
[Letterhead]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated February 23, 2000 included in Startec Global Communications Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                             /s/ ARTHUR ANDERSEN LLP

Vienna, Virginia
August 23, 2000